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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                 August 9, 2000
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                Date of Report (Date of Earliest Event Reported)


                        Envision Development Corporation
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             (Exact name of registrant as specified in its charter)


                                     Florida
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                             State of Incorporation


                                    001-15311
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                             Commission File Number


                                   65-0981457
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                         IRS Employer Identification No


                100 Nickerson Road, Marlboro, Massachusetts 01752
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                     Address of principal executive offices


                                 (508) 480-3000
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

On August 9, 2000, Envision Development Corporation provided, by the press release attached as Exhibit 99.1 to this report, and incorporated herein by reference, information regarding a reorganization.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1 Press Release of Envision Development Corporation dated August 9, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 9th day of August, 2000.



                                        ENVISION DEVELOPMENT CORPORATION

                                        By: /s/ Michael E. Amideo
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                                            Michael E. Amideo
                                            Chief Financial Officer





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